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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Illinois Superconductor Corporation Amended and Restated 1993 Stock Option Plan of our report dated February 25, 2000, with respect to the financial statements and schedule of Illinois Superconductor Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.



                                                           /s/ ERNST & YOUNG LLP
                                                           ---------------------

Chicago, Illinois
June 8, 2000